Exhibit 24

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Debra A. Valentine, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 2007.

/s/ GEORGE DAVID
George David

UNITED TECHNOLOGIES CORPORATION

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Debra A. Valentine, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 2007.

/s/ LOUIS R. CHÊNEVERT
Louis R. Chênevert

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Debra A. Valentine, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 2007.

/s/ JOHN V. FARACI
John V Faraci

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Debra A. Valentine, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 2007.

/s/ JEAN-PIERRE GARNIER
Jean-Pierre Garnier

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Debra A. Valentine, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 2007.

/s/ JAMIE S. GORELICK
Jamie S. Gorelick

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Debra A. Valentine, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 2007.

/s/ CHARLES R. LEE
Charles R. Lee

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Debra A. Valentine, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 2007.

/s/ RICHARD D. McCORMICK
Richard D. McCormick

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Debra A. Valentine, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 2007.

/s/ HAROLD McGRAW III
Harold McGraw III

UNITED TECHNOLOGIES CORPORATION

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Debra A. Valentine, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 2007.

/s/ RICHARD B. MYERS
Richard B. Myers

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Debra A. Valentine, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 2007.

/s/ FRANK P. POPOFF
Frank P. Popoff

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Debra A. Valentine, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 2007.

/s/ H. PATRICK SWYGERT
H. Patrick Swygert

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Debra A. Valentine, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 2007.

/s/ ANDRÉ VILLENEUVE
André Villeneuve

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Debra A. Valentine, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 2007.

/s/ H. A. WAGNER
H. A. Wagner

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Debra A. Valentine, James E. Geisler, Gregory J. Hayes and Thomas I. Rogan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3ASR, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence if such registration statement is on a form other than Form S-3ASR; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 2007.

/s/ CHRISTINE TODD WHITMAN
Christine Todd Whitman